UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SPECTRA ENERGY CORP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 26, 2016.

Meeting Information

SPECTRA ENERGY CORP	Meeting Type: Annual Meeting
For holders as of: March 1, 2016
	Date: April 26, 2016	Time: 10:00 AM, CT
Location: Spectra Energy Headquarters
5400 Westheimer Court
Houston, Texas 77056

SPECTRA ENERGY CORP C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        FORM 10-K         ANNUAL REPORT TO SHAREHOLDERS

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors Nominees: 1a. Gregory L. Ebel 1b. F. Anthony Comper 1c. Austin A. Adams 1d. Joseph Alvarado 1e. Pamela L. Carter 1f. Clarence P. Cazalot Jr 1g. Peter B. Hamilton 1h. Miranda C. Hubbs 1i. Michael McShane 1j. Michael G. Morris 1k. Michael E. J. Phelps	2.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS SPECTRA ENERGY CORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2016.

		3.	APPROVAL OF SPECTRA ENERGY CORP 2007 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.
		4.	APPROVAL OF SPECTRA ENERGY CORP EXECUTIVE SHORT-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.
		5.	AN ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.
The Board of Directors recommends you vote AGAINST the following proposals:
		6.	SHAREHOLDER PROPOSAL CONCERNING DISCLOSURE OF POLITICAL CONTRIBUTIONS.
		7.	SHAREHOLDER PROPOSAL CONCERNING DISCLOSURE OF LOBBYING ACTIVITIES.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.